UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549

                                  FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)   July 29, 2004
                                                         -------------

                      Commission file number   33-47248
                                               --------

                           SLADE'S FERRY BANCORP.
                           ----------------------
           (Exact name of registrant as specified in its charter)


          Massachusetts                                    04-3061936
          -------------                                    ----------
(State or other jurisdiction of                         I.R.S. Employer
 incorporation or organization)                     (Identification Number)


100 Slade's Ferry Avenue
PO Box 390
Somerset, Massachusetts                                      02726
------------------------                                     -----
(Address of Principal Executive Offices)                   (Zip Code)

                               (508) 675-2121
                               --------------
            (Registrant's Telephone Number, including Area Code)


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        (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)   Exhibits:    99.1 - Regulation FD materials.

Item 9.  Regulation FD Disclosure
---------------------------------

      On July 29, 2004, the Registrant presented at the Keefe Bruyette & Woods Fifth Annual Community Bank Investors Conference. A copy of the Registrant's investor presentation materials for the conference, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SLADE'S FERRY BANCORP.
                                       ------------------------------------
                                       (Registrant)


July 29, 2004                          By  /s/ Deborah A. McLaughlin
-------------                              --------------------------------
(Date)                                     Deborah A. McLaughlin
                                           Chief Financial Officer and
                                           Chief Operating Officer


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                                EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

    99.1 Investor presentation materials, dated July 29, 2004, for use at the Keefe Bruyette & Woods Fifth Annual Community Bank Investors Conference.


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